GOODWILL	12 Months Ended
Dec. 31, 2016
GOODWILL [Abstract]
GOODWILL
10. GOODWILL

The changes in carrying value of goodwill for the years ended December 31, 2014, 2015, and 2016 are as follows:

	Mobile Games
Items	and Advertising	Enterprise Mobility	Security and Others	Total
	US$	US$	US$	US$
Balance as of December 31, 2014	34,531	19,755	266,138	320,424
Increase in goodwill related to acquisition	20,757	726	—	21,483
Decrease in goodwill related to disposal	—	(2,033)	—	(2,033)
Impairment loss	—	(2,241)	—	(2,241)
Foreign currency translation adjustment	(1,992)	(1,008)	(15,353)	(18,353)
Balance as of December 31, 2015	53,296	15,199	250,785	319,280
Increase in goodwill related to acquisition	—	—	20,088	20,088
Decrease in goodwill related to disposal	—	—	—	—
Impairment losses	—	(8,012)	(84,731)	(92,743)
Foreign currency translation adjustment	(2,503)	(925)	(17,141)	(20,569)
Balance as of December 31, 2016	50,793	6,262	169,001	226,056

The Group tests goodwill for impairment at the reporting unit level on an annual basis as of November 1, and between annual tests when an event occurs or circumstances change that could indicate the asset might be impaired. As of November 1, 2016, the Group tested impairment of goodwill at the level of reporting units, which comprise of mobile games and advertising, enterprise mobility, and security and others.

The Group first assessed qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. For those reporting units where it is determined that it’s more likely than not that their fair values are less than the units’ carrying amounts, the Group will perform the first step of a two-step quantitative goodwill impairment test. After performing the assessment, if the carrying amounts of the reporting units are higher than their fair values, the Group will perform the second step of the two-step quantitative goodwill impairment test.

In July 2015, the Group divested 100% equity interests of NQ Shenzhen to a third party. In December 2015, the Group divested all of the equity interests of NationSky. In December 2016, the Group divested all of the equity interests of Yipai and entered into an agreement to divest all the equity interest of Ruifeng. For details, please refer to Note 4—“Business Combination”. The disposal of Yipai was completed in December 2016 and the disposal of Ruifeng was completed in the first quarter of 2017 (See Note 24), as a result, goodwill impairment loss of US$56,421 and US$8,012 was recorded as of December 31, 2016, respectively.

In 2016, the Group performed qualitative assessments for all reporting units. Based on the requirements of ASC 350-20-35-3C through ASC 350-20-35-3G, the Group evaluated all relevant factors, weighed all factors in their totality. As the financial performance of mobile personal medical care, dynamic mobile wallpaper and mobile music search of Security and Others reporting unit and the enterprise mobility business of the Enterprise Mobility reporting unit were below original expectations, fair value of these reporting units were indicated to be lower than its carrying value. For the Enterprise Mobility reporting unit and Security and Others reporting unit, where it was determined that it was more likely than not that its fair value was less than the units’ carrying amount after performing the qualitative assessment, as a result, the Group performed the two-step quantitative goodwill impairment test for these two reporting units.

For the two-step goodwill impairment test, the Group estimated the fair value with either income approach or asset approach for specific reporting unit components. With the income approach, the Group estimates the fair value of the reporting units using discounted cash flows. Forecasts of future cash flows are based on the best estimate of future net sales and operating expenses, based primarily on expected expansion, pricing, market share, and general economic conditions. Certain estimates of discounted cash flows involve businesses with limited financial history and developing revenue models. Changes in these forecasts could significantly change the amount of impairment recorded, if any. Asset based approach is used in evaluating the fair value of some specific components which is deemed as the most prudent approach due to the unpredictability of future cash flows.

The result of step one impairment test for the Enterprise Mobility reporting unit passed, with its determined fair value 14% higher than the book value. As a result, the step two impairment test for the Enterprise Mobility reporting unit is unnecessary.

The result of step one impairment test for the Security and Others reporting unit failed, with its determined fair value lower than the book value. And the result of step two impairment test resulting an impairment loss of US$28,310 was recorded for the year ended December 31, 2016.

The business of live mobile social video platform operated by Showself was included in the Security and Others reporting unit. Considering the Group had entered into an agreement to divest all the equity interest of Showself in 2017, there would be additional goodwill impairment loss for the remaining portion of the reporting unit of security and others upon consummation of the disposal of Showself (see Note 24, “Subsequent Events”).